EXHIBIT NO. 32.1
Form 10-KSB
Diasense, Inc.
File No.  33-56574

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Diasense, Inc. (the "Company") on Form 10-KSB for the year ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Glenn A. Little, Chief Executive and Financial Officer of the Company, certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: October 30, 2007                           By: /s/ Glenn A. Little
      ----------------                              ----------------------------
                                                                 Glenn A. Little
                                                             Chief Executive and
                                                         Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Diasense, Inc. and will be retained by Diasense, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.